UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

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Blackstone Private Credit Fund
(Exact name of registrant as specified in its charter)

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Delaware	814-01358	84-7071531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
New York, New York 10154
(Address of principal executive offices, including zip code)

(212) 503-2100
(Registrant’s phone number, including area code)

None
(Former name or former address, if changed since last report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.      Other Events.

On December 23, 2025, Blackstone Private Credit Fund (the “Fund”) issued $100,000,000 aggregate principal amount of 6.250% notes due 2031 (the “New Notes”) pursuant to that certain Base Indenture, dated as of September 15, 2021 (as may be further amended, supplemented or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Twelfth Supplemental Indenture (the “Twelfth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Fund and U.S. Bank Trust Company, National Association (the “Trustee”). The New Notes are a further issuance of the 6.250% Notes due 2031 that the Fund issued on January 25, 2024 in the aggregate principal amount of $500,000,000 (the “Existing Notes” and, together with the New Notes, the “Notes”). The New Notes will be treated as a single series with the Existing Notes under the Indenture governing the Notes and will have the same terms as the Existing Notes (except the issue date, public offering price and initial interest payment date). The New Notes will have the same CUSIP number and will be fungible and rank equally with the Existing Notes. Upon the issuance of the New Notes, the outstanding aggregate principal amount of the 6.250% Notes due 2031 will be $600,000,000.

The Notes will mature on January 25, 2031 and may be redeemed in whole or in part at the Fund’s option at any time and from time to time at the redemption prices set forth in the Indenture. The Notes bear interest at a rate of 6.250% per year payable semi-annually on January 25 and July 25 of each year, commencing on January 25, 2026. The Notes are general unsecured obligations of the Fund that rank senior in right of payment to all of the Fund’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu with all existing and future unsecured indebtedness issued by the Fund that are not so subordinated, rank effectively junior to any of the Fund’s secured indebtedness (including unsecured indebtedness that the Fund later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Fund’s subsidiaries, financing vehicles or similar facilities.

The Indenture contains certain covenants, including covenants requiring the Fund to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and to provide financial information to the holders of the Notes and the Trustee if the Fund is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture, the Fund will generally be required to make an offer to purchase the outstanding Notes at a price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to the repurchase date.

The Notes were offered and sold pursuant to an effective Registration Statement on Form N-2ASR (File No. 333-284601), filed on January 30, 2025 and the preliminary prospectus supplement and the pricing term sheet, each filed with the United States Securities and Exchange Commission on December 18, 2025. The transaction closed on December 23, 2025.

The foregoing descriptions of the Base Indenture, the Twelfth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the Twelfth Supplemental Indenture and the Notes, respectively, each filed as an exhibit hereto and incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)    Exhibits.

1.1	Underwriting Agreement, dated as of December 18, 2025, by and among the Fund, Blackstone Private Credit Strategies LLC, Wells Fargo Securities, LLC and KKR Capital Markets LLC.
4.1

Indenture, dated as of September 15, 2021, by and between the Fund and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Fund’s Current Report on Form 8-K, filed on September 15, 2021).

4.2

Twelfth Supplemental Indenture, dated as of January 25, 2024, relating to the 6.250% Notes due 2031, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Fund’s Current Report on Form 8-K, filed on January 29, 2024).

4.3	Form of 6.250% Notes due 2031 (incorporated by reference to Exhibit 4.2 hereto).
5.1	Opinion of Simpson Thacher & Bartlett LLP
5.2	Opinion of Richards, Layton & Finger, P.A.
23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1)
23.2	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2025	BLACKSTONE PRIVATE CREDIT FUND
	By:	/s/ Lucie Enns
	Name:	Lucie Enns
	Title:	Chief Legal Officer and Secretary